UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2025

The First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Mississippi	000-22507	64-0862173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6480 U.S. Highway 98 West, Hattiesburg, Mississippi	39402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(601) 268-8998

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
On April 1, 2025 (the “Closing Date”), The First Bancshares, Inc. (“The First” or the “Company”), the parent holding company of The First Bank, completed the transactions contemplated by the Agreement and Plan of Merger, dated as of July 29, 2024 (the “Agreement”), by and between the Company and Renasant Corporation (“Renasant”), a Mississippi corporation and the parent holding company of Renasant Bank. On the Closing Date, (i) The First merged with and into Renasant (the “Merger”), with Renasant continuing as the surviving corporation in the Merger (the effective time of the Merger, “Effective Time”) and (ii) simultaneously with the Merger, The First Bank merged with and into Renasant Bank, with Renasant Bank continuing as the surviving bank (together with the Merger, the “Mergers”). The Mergers were described in the Registration Statement on Form S-4 (File No. 333-281851) filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 30, 2024 and amended on September 13, 2024 (as amended, the “Registration Statement”).
At the Effective Time, pursuant to the terms of the Agreement, each share of common stock, par value $1.00 per share, of The First (“First Common Stock”), was converted into the right to receive 1.00 share of common stock, par value $5.00 per share, of Renasant, with cash paid in lieu of fractional shares.
The foregoing summary of the Agreement and the Mergers is not complete and is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is filed hereto as Exhibit 2.1 and incorporated herein by reference.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On March 31, 2025, the New York Stock Exchange was notified that the Closing of the Merger would be effective as of April 1, 2025, and it was requested that the New York Stock Exchange (1) suspend trading of The First Common Stock, (2) withdraw The First Common Stock from listing on the New York Stock Exchange, in each case, prior to the open of trading on April 1, 2025, and (3) file with the Commission a notification of delisting of The First Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, The First Common Stock will no longer be listed on the New York Stock Exchange. In furtherance of the foregoing, Renasant, as successor to The First, intends to file with the Commission certifications on Form 15 under the Exchange Act requesting the deregistration of The First Common Stock under Section 12(g) of the Exchange Act and the corresponding immediate suspension of The First’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable, and to cease filing any further periodic reports with respect to The First since it no longer as a result of the Merger exists as a separate legal entity.
The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.
Item 3.03. Material Modifications to Right of Security Holders.
As set forth under Item 2.01 of this Current Report on Form 8-K, at the Effective Time, each holder of First Common Stock immediately prior to the Effective Time ceased to have any rights with respect thereto, except the right to receive the consideration as described above and subject to the terms and conditions set forth in the Agreement.
The information set forth under Items 2.01, 3.01, 5.01, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
Item 5.01. Changes in Control of Registrant.
Pursuant to the Agreement, at the Effective Time, The First was merged with and into Renasant, with Renasant continuing as the surviving corporation in the Merger and simultaneously with the Merger, The First Bank merged with and into Renasant Bank, with Renasant Bank continuing as the surviving bank.

The information set forth under Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As of the Effective Time, and pursuant to the terms of the Merger Agreement, The First’s directors and executive officers ceased serving as directors and executive officers of The First.
In addition, as of the Effective Time and in accordance with the Merger Agreement, the following individuals, each of whom was a member of the board of directors of The First immediately prior to the Effective Time, were appointed to the board of directors of Renasant: M. Ray (Hoppy) Cole, Jr., Jonathan A. Levy, Renee Moore, and Ted E. Parker.
Item 5.03 Amendments to Articles of Incorporation or Bylaws.
At the Effective Time, the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws of The First ceased to be in effect by operation of law and the organizational documents of Renasant (as successor to The First by operation of law) remained the Articles of Incorporation, as amended, of Renasant and the Amended and Restated Bylaws of Renasant, in each case including all amendments thereto as in effect as of immediately prior to the Effective Time. Copies of the Articles of Incorporation, as amended, the Amendment to the Articles of Incorporation, and the Amended and Restated Bylaws of Renasant are filed as Exhibits 3.1, 3.2, and 3.3 of this Current Report on Form 8-K, respectively, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

    (d)     Exhibits

Exhibit
Number	Description

2.1
Agreement and Plan of Merger, dated as of July 29, 2024 by and between Renasant Corporation and The First Bancshares, Inc. (incorporated by reference to Exhibit 2.1 to The First’s Form 8-K, filed with the SEC on July 29, 2024)*

3.1	Articles of Incorporation of Renasant Corporation, as amended (incorporated by reference to Exhibit 3.1 to Renasant’s Form 10-Q, filed with the SEC on May 10, 2016)
3.2	Articles of Amendment to the Articles of Incorporation of Renasant (incorporated by reference to Exhibit 3(i) to Renasant’s Form 8-K, filed with the SEC on April 25, 2024)
3.3	Amended and Restated Bylaws of Renasant (incorporated by reference to Exhibit 3(ii) to Renasant’s Form 8-K, filed with the SEC on October 24, 2024)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION, as successor by merger to The First Bancshares, Inc.

By:	/s/ C. Mitchell Waycaster
Name:	C. Mitchell Waycaster
Title:	Chief Financial Officer

Date: April 7, 2025